Exhibit 99.3
QUESTION AND ANSWER
Operator
(Operator instructions ) I have the first question coming from the line of Gary Mobley with Benchmark Company. Please proceed.
Gary Mobley — Benchmark Capital — Analyst
Hi, guys. Mark, I was hoping that you could start out by clarifying a point for me. On a global basis your point of sales were greater than your point of purchases. At least on the distributor level. If so, could you give us some numbers to support that?
Mark King — Diodes Incorporated — SVP, Sales and Marketing
I had trouble hearing you at the end.
Gary Mobley — Benchmark Capital — Analyst
I was just hoping that you could give us some actual numbers on global point of sale versus point of purchase.
Mark King — Diodes Incorporated — SVP, Sales and Marketing
Yes. I think that — I don’ t have the exact number for global point of purchase, but I said in the speech it was 17% POS was up, and I think global POP was only up about 4% or 5%
Gary Mobley — Benchmark Capital — Analyst
Okay. And was your utilization rate in the quarter in fact 100% and what are you looking at in terms of production lead times and how did it change in the second quarter versus the first quarter?
Keh-Shew Lu — Diodes Incorporated — President, CEO
Yes, Gary. Our capacity on the assembly is always full now and has been full for several quarters, you know that. And we have continued putting the capacity to support that. And if you really remember what I said, we focused another 6% to 10% of more output due to the capital we have been putting in for the third quarter. So we continued investing money since last — third quarter last September. We have been continuing putting the CapEx and increase our capacity. We have been full all the time
Gary Mobley — Benchmark Capital — Analyst
In terms of production lead times, were there any notable changes in the second quarter versus the first quarter?
Keh-Shew Lu — Diodes Incorporated — President, CEO
For us, no change, because we are able to put the wafer ahead of the assembly. So all the limitation, or most of the limitation was due to the capacity, packaging capacity. Therefore, the lead time is really, packaging cycle times, which is two, three weeks. That’s all we have. So the lead time, we know how much capacity we have. So if we cannot take the order, we don’t take the order. We don’t just take it and put a long lead time.
Mark King — Diodes Incorporated — SVP, Sales and Marketing
Gary, we had a tendency to stretch out some of our lower end commodity products during the quarter and focus on the stuff that was a little bit more profitable for us.

Keh-Shew Lu — Diodes Incorporated — President, CEO
Single source product and the customer specific type of product. We give them a higher priority. And for the standard analog product, they have low priority.
Gary Mobley — Benchmark Capital — Analyst
Okay. Thanks, guys.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Thank you.
Operator
Your next question comes from the line of Brian Piconi with BMO Capital Markets. Please proceed.
Brian Piccioni — BMO Capital Markets — Analyst
Yes. And congratulations on great results and a good outlook. You had great results.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Thank you, Brian.
Brian Piccioni — BMO Capital Markets — Analyst
I thought you had great results. One of the things that stands out to me is that your automotive business, which I know isn’t a large business for you currently, seems to be fairly flat. We’re seeing a lot of other companies, of course, as the auto industry has bounced back from the depths of the recession, lot of other companies are seeing pretty strong growth there. Is this a timing issue in your case or are you still working towards design wins there?
Mark King — Diodes Incorporated — SVP, Sales and Marketing
Yes. I think that our other end equipments have a tendency to drive us a little faster. So I think it’s staying at 3% based on the growth that we’ve seen in the other areas. I think it’s actually performing pretty well. I think we’re doing okay there. It’s not as close a focus as we would hopefully have it to be sometime in the future. But I think we’re doing okay there.
Brian Piccioni — BMO Capital Markets — Analyst
Okay. Now you had mentioned logic, of course, you’ve been releasing a fair number of products. I would imagine that the size of the addressable market is fairly dependent on the number of products that you produce. But at what point — what’s the turn around time from product introduction on logic to volume sales?
Mark King — Diodes Incorporated — SVP, Sales and Marketing
I think it’s — I think that’s a good question. We just entered it pretty recently, so it’s hard to say. Frankly, with available capacity, design win time on this product is very quick. But we’re taking our time and being careful and making sure that we position ourselves correctly because we are still in tight supply on some of the key packages for that. So we don’t want to over commit on a new product line. But I think we have a great opportunity there, long-term to position it and grow it in our present customer base and our present distributor channel. We just want to make sure that we’re totally positioned to support the customer when we ramp it up

Keh-Shew Lu — Diodes Incorporated — President, CEO
Brian, this kind of product, the lead time is not an issue. This is standard analog product. So whoever using it, as long as they have confidence in our product they just replace it. It’s pin to pin compatible. We have another category of this logic product, which is at a higher performance to support the battery operation, three volt instead of five volt. Those really have higher performance, better product now because that lead time could be a little bit longer because it’s no longer existing applications. But for existing applications, it’s very easy to replace using our product. So the lead time — or design win lead time should not be an issue.
Brian Piccioni — BMO Capital Markets — Analyst
Okay. Super. I’d just like to ask one more question then give up the line to somebody else. Are you doing any work with respect to copper bond? Because it would seem that that will be an opportunity for cost reduction? Thanks.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Well, when you see our gross margin continuing to improve. One of the key reasons I would contribute (sic) to our copper bond. We have been doing it probably longer than one year now. We actually — I think it’s almost two years. This is the key cost reduction drive for us so, yes. We are doing it.
Brian Piccioni — BMO Capital Markets — Analyst
Excellent. Thank you.
Operator
Your next question comes from the line of Joe Wittine with Longbow Research.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Hi, Joe.
Operator
Joe, your line is open. Your next question comes from the line of Ramesh Misra with Brigantine Advisors.
Ramesh Misra Misra — Brigantine Advisors — Analyst
That’s Ramesh at Brigantine Advisors. Good afternoon, gentlemen. Let me ask the previous question a slightly different way. Mark, when do you expect material revenues in the logic business? Is it more of mid 2011 kind of a phenomenon or do you think you could see some in early 2011?
Mark King — Diodes Incorporated — SVP, Sales and Marketing
I’d say we can start to see some reasonable revenue in the late first quarter of 2011 ramping into the second and third quarter of next year. I feel pretty comfortable about that. Hopefully — he’s expecting me to do it sooner.
Keh-Shew Lu — Diodes Incorporated — President, CEO
That’s right. I will be very disappointed if he doesn’t do that, but I think in his speech he ought to tell you we already have a design win, so we already have a single cu — a design win on this product line. We are very excited about this product line.

Mark King — Diodes Incorporated — SVP, Sales and Marketing
We’re very good at this type of product. I think this can be one of our strengths.
Ramesh Misra Misra — Brigantine Advisors — Analyst
Okay. And in the past, you kind of innovated in the areas that you go in by kind of coming up with specialized packages and combining it with discrete components. Is that something that you will do here in logic as well. Or are your initial logic products going to be pretty much me-too replacements for — and commodity standard logic parts?
Mark King — Diodes Incorporated — SVP, Sales and Marketing
I think right in the first stages we have plenty of opportunity just coming out with the me-too and pin per pin. We do see some opportunity for some further miniaturization that could offer some nice opportunities long term. But we need to get ourselves established. I think it’s just easier to focus on our continued — and we have a lot of waves of product coming out. And if we can just focus on getting the products that we have out into the customer base and getting them the feel for us as a logic supplier, then we’ll look at what we can do to innovate and help the customer in their next generation designs like we’ve done on discrete and some of the analog components.
Ramesh Misra Misra — Brigantine Advisors — Analyst
Okay, great. Rick, can you remind us of the terms of this convertible debt that gets redeemable late in 2011? What’s the convertible price, so on, so forth?
Rick White — Diodes Incorporated — CFO, Secretary, Treasurer
We have $135 million outstanding. And the rate is 2.5%
Keh-Shew Lu — Diodes Incorporated — President, CEO
October, 2011?
Rick White — Diodes Incorporated — CFO, Secretary, Treasurer
Yes, October, 2011, as I mentioned. They’re puttable back to us at that point in time.
Ramesh Misra Misra — Brigantine Advisors — Analyst
What’s the conversion price?
Rick White — Diodes Incorporated — CFO, Secretary, Treasurer
$39.
Ramesh Misra Misra — Brigantine Advisors — Analyst
Okay. Okay. Thanks very much. That’s it for me.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Thank you.

Operator
Your next question comes from the line of Christopher Longiaru with Sidoti & Company. Please proceed.
Christopher Longiaru — Sidoti & Company, LLC — Analyst
Hi guys, congratulations on the guidance.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Thank you.
Christopher Longiaru — Sidoti & Company, LLC — Analyst
My question is about gross margin. How much is utilization and how much is just a product mix? As you said you shifted out some of the lower margin stuff.
Keh-Shew Lu — Diodes Incorporated — President, CEO
I don’t know how to separate that. But great contributions by both. Especially the backend had been full for a long time. So it’s not — from the percentage point of view it’s not really coming from the backend. But the wafer fab, we started with very low loading, from Q12009 and continue up, up. And you can see. Now we are — we are now almost there. Okay? We still have slightly room for increased output. But we are almost there. Okay? And that’s coming from the back end — from the wafer fab. Okay? So if compared relative to 1Q, then probably I would say it’s contributed by the wafer fab, but product mix is another key improvement, okay? We take this opportunity we constrain our low end standard product and the focus on — more on the high value added product.
Christopher Longiaru — Sidoti & Company, LLC — Analyst
Did you just shift out that production? Does that mean that, if you’re pushing that out, that the margins are going to come back down a little bit in 2011 when that product mix gets more normalized and you’ve got more production capacity?
Keh-Shew Lu — Diodes Incorporated — President, CEO
Well it depends. It depends. If we continue to grow, and when we have more capacity ahead of that, and that could be. Then another one I need to mention is the product mix is really regional too. If you look at it, we typically in US and Europe have higher GPM than Asia products. And when you get a capacity situation, you constrain, and we let the US and Europe grow as much as they can. So when Asia starts to go back to the growth more, you are going to see we have the top line will have much higher growth rate. Then our gross margin could be constrained. Okay. Or percent.
Christopher Longiaru — Sidoti & Company, LLC — Analyst
Okay.
Keh-Shew Lu — Diodes Incorporated — President, CEO
We just play with those numbers. The objectives, get the maximum GPM dollar, gross profit. You remember having said that, my focus is not the GPM percent. My focus is the GPM dollar. So we play with whatever we can to get maximum GPM dollar. Gross profit.
Christopher Longiaru — Sidoti & Company, LLC — Analyst
Okay. Thank you. That’s all I have for now.

Keh-Shew Lu — Diodes Incorporated — President, CEO
Thank you.
Operator
Your next question comes from the line of Steven Chen with UBS. Please proceed.
Mark King — Diodes Incorporated — SVP, Sales and Marketing
Hi Steven.
Steven Chen — UBS Investment Research — Analyst
Thanks for taking my questions. Can you hear me okay?
Keh-Shew Lu — Diodes Incorporated — President, CEO
Yes.
Steven Chen — UBS Investment Research — Analyst
First question is on CapEx. Just given that if your CapEx to date is running around 16.5%. That’s above your original guidance for this year of I think 12% to 14%. What is the — do you expect that rate to continue, the 16% rate to continue for much of the rest of the year and also is that more equipment that you’re buying? Is there higher costs that you’re facing for certain pieces of backend equipment? And is there any additional or incremental frontend equipment that you need to purchase as well given that you’re close to fully utilized on the wafer side?
Keh-Shew Lu — Diodes Incorporated — President, CEO
Well, Steven, the capacity — the capital authorizations started with September last year. We started aggressively approved the capital. But then the CapEx didn’t really hit us until the later part of the year and then first half of this year. So if you look at Q1, our percentage was even higher, I remember something like 18%, okay? And then you’re going to get the slowdown to the...but this year, I don’t think we will be able to go back to 10% to 12% model because we understand last year. If we want to continue support our growth, historical growth, we do need to spend a little bit more this year. So I expect, if you look at our third quarter, we say our capacity will increase 6% to 10%, and we’ll have another growth in fourth quarter, and I expect this year we are probably somewhere around 13% to 14%, our capacity expenditure. Unless there is a one time deal happening. But if it’s just normal manufacturing capacity I was thinking somewhere around 13% or 14%. Slightly higher than our model of 10% to 12%. But just last year, we underspent, underexpensed.
Steven Chen — UBS Investment Research — Analyst
Okay. I guess just to clarify on the front-end wafer capacity, that’s the thing that you expect to expand later this year?
Keh-Shew Lu — Diodes Incorporated — President, CEO
I just need to be careful. You remember on the wafer fab we do have some foundry business. And those are low GPM. And if needed we will gradually reduce our foundry business and that will again improve our GPM percent and support our sales. So, we might, but at this moment, I don’t have those in my plan because in OFAB we still have some room to improve in third quarter, fourth quarter. In Fabtech we can reduce some of the subcon wafers.

Steven Chen — UBS Investment Research — Analyst
Great. Thanks. And the next question is either for you, Dr. Lu, or else it’s for Mark. Just looking at all of the design wins and the diversity of product win types that were mentioned, can you give some more color on whether or not these are relatively more proprietary products or if they’re relatively more kind of standard catalog and commodity type products that are more seasonal from a demand perspective or if they are more proprietary, is there some amount of stickiness that we might see for these wins going forward beyond the upcoming holiday selling period?
Mark King — Diodes Incorporated — SVP, Sales and Marketing
Oh, yes. I don’t think that this is all — there’s a lot of activity out there that some of it’s shortage based so you’ll see a little bit, the design win numbers may be a little higher. I think these are all good solid long term design wins. Really people don’t spend any time on something they don’t plan to use for a very long period of time. So I think that, I’ll always say they all have legs. Okay? But I think we have some really nice opportunities to use these design wins to expand our revenue number in 2011 a great deal. That’s what we’re working on now. We’re working on 2011 and how we position ourselves with the customers in that period. So, I think it was a very exceptional quarter in the design win area. And we won several very, very key wins at — on key projects, as well as new customers. So clearly, it should help make my life a little easier next year.
Steven Chen — UBS Investment Research — Analyst
Okay.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Steven, the more product portfolio, you’re going to get much easier on the design win. Okay. Because you start talking to a customer who needs to pay attention to us. And step into the logic, our Zetex acquisition, all those give us opportunity for key design wins to go to the key customer.
Steven Chen — UBS Investment Research — Analyst
Great. Just one last question. This one is more for Mark. Mark, you mentioned a lot of strength on the USB switch product line. Is that associated with PC products or is that more consumer electronics products?
Mark King — Diodes Incorporated — SVP, Sales and Marketing
I would say that the two biggest end equipments that have shown success there is in LED and LCD TV, as well as notebook. Okay? That growth is driven and the growth is being driven by new design wins every quarter, every model.
Steven Chen — UBS Investment Research — Analyst
Okay. And then just related to that, in terms of UC power switches for the PC space or notebook space. Is there any difference in the type of product or the content for a USB 2.0 type switch versus a USB 3.0 switch?
Mark King — Diodes Incorporated — SVP, Sales and Marketing
To be honest with you I can’t answer that question. We don’t really see — I think everything that we’re focused in right now and everything that we’re winning design is 2.0. To some degree, some of the 3.0 requirements are still a little bit unclear and uncertain. So, we try to — unfortunately, we try to focus a lot on today, okay? And this quarter and how we make this and probably we won’t have the first 3.0 product.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Don’t forget, we focus (overlapping speakers.) Steven, we focus on the high volume, okay? So if the market is not really big, we would wait until the volume starts picking up. Then we come in and take over the market. That’s why we are good at it.

Steven Chen — UBS Investment Research — Analyst
Okay great. Thanks for all the color and nice job in the quarter and solid guidance
Keh-Shew Lu — Diodes Incorporated — President, CEO
Thank you.
Operator
Your next question comes from the line of Harsh Kumar with Morgan Keegan. Please proceed.
Harsh Kumar — Morgan Keegan & Company, Inc. — Analyst
Hey, guys. First of all, congratulations. Very good quarter. Very good guidance. I have several questions. Let me start off with perhaps a little controversial tone. There was a company in your space, sort of your space, that had an earnings a couple days ago and said they started seeing a slowdown in Europe and China and they saw somewhat of a pause there. Obviously that’s not happening to you looking at your numbers and your guidance. I’m curious if you ever saw a pause in the month of July or was it steady Eddie business? Maybe Mark, you can handle that one?
Keh-Shew Lu — Diodes Incorporated — President, CEO
Well, we announced it today, so obviously July is already over for us. You can look at our guidance. We are confident on 6% to 10%. If we are not, we won’t make that guidance.
Harsh Kumar — Morgan Keegan & Company, Inc. — Analyst
Right. That’s kind of where I’m coming from. It doesn’t look like you’re seeing any problems. Okay. Good.
Keh-Shew Lu — Diodes Incorporated — President, CEO
It’s not the market. Don’t forget, I make it say due to our design win effort and due to our new product and our past design win efforts, our aggressive new products, we are continuing — we are going to continue to grow. But I’m not saying general market. I won’t say somebody is right, somebody is wrong. I’m just saying we are able to — we are able to do 6% to 10% growth in third quarter.
Harsh Kumar — Morgan Keegan & Company, Inc. — Analyst
No, no. Very good. Very good. Dr. Lu, can I ask you if you have started to see the Christmas build already or is it going to come somewhere at the end of August?
Keh-Shew Lu — Diodes Incorporated — President, CEO
Not yet. Not yet. It start to get ready, okay? But it’s not yet.
Harsh Kumar — Morgan Keegan & Company, Inc. — Analyst
Okay. Got it. And then I’m obviously very excited about your entry into the single gate logic but I don’t understand the applications as well. Can you maybe just explain to me roughly what kind of applications this will lead to?
Mark King — Diodes Incorporated — SVP, Sales and Marketing
It’s really all the applications. It’s all the same end equipment. It’s the same TVs, the same end equipments. It’s the same customers. Often the same buyers.

Keh-Shew Lu — Diodes Incorporated — President, CEO
This is standard logic. The type is called glue logic. What means glue logic is, if you have some design mistake, for example your signals mismatch. You put that inverter there you make the signal correct. If you forget to sum two signals together you put that in the gate in there, and the signals will connect together. If you do — all signals all gate, then you put the two signal — It’s kind of, if you have some, you need some signal change, then you use those single gate to do that. Okay? That’s what they call glues in the logic. And almost all the end equipment, especially handheld, notebook, and even desk top, almost all the end equipment we go after need this kind of product.
Harsh Kumar — Morgan Keegan & Company, Inc. — Analyst
Okay. So it fits in pretty well, really well
Keh-Shew Lu — Diodes Incorporated — President, CEO
Oh, yes. It is a standard logic, single gate logic product.
Mark King — Diodes Incorporated — SVP, Sales and Marketing
We don’t need to find any new customers.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Yes. We don’t need to. It will sell themselves very easily. Just open up their drawing and you’ll see a lot of logic gate, and you just say we replace those and those and those, buy this. That’s all.
Harsh Kumar — Morgan Keegan & Company, Inc. — Analyst
Got it. Got it. Did you have to leave revenue behind this time around because of capacity?
Keh-Shew Lu — Diodes Incorporated — President, CEO
Well, I don’t know how to answer that. We are still very capacity constrained. We still continue to ramp up our capacity. If you look at it, we forecast 6% to 10% more capacity in third quarter versus second quarter.
Mark King — Diodes Incorporated — SVP, Sales and Marketing
I think you could say that we left some commodity products behind. But I don’t think we left our positive mix behind.
Harsh Kumar — Morgan Keegan & Company, Inc. — Analyst
I got you. Okay. And then last question for me. I’m just looking at your revenue mix. Obviously it looks like consumer exploded up pretty high. As you look forward into the second half of the year, Mark or Dr. Lu, do you expect a similar trend where consumable will outperform computing. Or maybe give us any kind of color as you see your business progressing.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Your answer is yes, we’re going to continue seeing consumer perform well. And we know the notebook actually is — they still grow, but they are at what they’re expected. Okay? TV? We see, the customer we target at, they will grow quite well.
Mark King — Diodes Incorporated — SVP, Sales and Marketing
And you might see a little bit — again, it goes back to that, a little bit on the commodity line. The motherboard portion of the computer segment is all commodity products. So we have a tendency to shift out of motherboards in tight supply periods.

Harsh Kumar — Morgan Keegan & Company, Inc. — Analyst
No, no. That’s great. Great, great execution, guidance and results. And I’ll talk to you guys soon. Thank you
Keh-Shew Lu — Diodes Incorporated — President, CEO
Thank you.
Operator
Your next question comes from the line of John Vinh with Collins Stewart. Please proceed.
John Vinh — Collins Stewart LLC — Analyst
Thanks for taking my question. And congratulations on the strong results.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Yes, thank you, John.
John Vinh — Collins Stewart LLC — Analyst
Hey, Mark, I don’t know if I missed this, but can you quantify what distributor channel inventory was in Asia this past quarter?
Mark King — Diodes Incorporated — SVP, Sales and Marketing
It was down around 2% and it was just under two months.
John Vinh — Collins Stewart LLC — Analyst
Great. Thank you. Question for Dr. Lu. Obviously you’ve talked about, I think you mentioned that you’re planning on releasing additional CapEx to expand capacity in Q4. Based on your visibility today, can you talk about what your expectations for Q4 is. It sounds like you’re expecting that Q4 could be seasonally up for you at this point?
Keh-Shew Lu — Diodes Incorporated — President, CEO
Well, actually, if I release now, probably it won’t be really available in Q4. Q4 capacity is going to be — is already authorized in May and June because of the lead time is about five months. So if I authorize now, most likely is in January. Won’t really be able to — well, come in say, December. It won’t really support Q4 upside. Okay? We don’t give the guidance of Q4 yet, but so far I don’t have a reason to believe it will be worse than a similarity. I think we should be slightly be slightly better thansimilarities .
John Vinh — Collins Stewart LLC — Analyst
Okay. And just to clarify, does that mean that your capacity is right now going to stay flat in Q4? (Overlapping speakers.)
Keh-Shew Lu — Diodes Incorporated — President, CEO
Oh, no, no, I didn’t say that.

Mark King — Diodes Incorporated — SVP, Sales and Marketing
We decided earlier in the year to get relatively aggressive on the year and take the chance that this is going to be a real positive year and have capacity in position. So basically we booked Q3 and Q4 capacity all at the same time, that we would need. We figure that our long term outlook for our business is very strong and we really can’t look at it one quarter in the quarter. We if saddle with a little extra for two quarters, that’s just a little bit of depreciation. But the missed opportunity could be greater. We’ll be expanding our capacity in this quarter to meet our quarterly revenue guidance. And the rest of that stuff that we’ll have to do this year will be just kind of some cleaning up or some rounding of our packages. But I think we’re well positioned for the balance of the year with capital and a good position going into next year. I think we’ve been relatively aggressive with our capital by our number.
Keh-Shew Lu — Diodes Incorporated — President, CEO
John, an easier way you can do is through your own calculation. Because we can’t release here. But like I mentioned, 16% in the first half, okay? And then 13% to 14% for the whole year. So you can see third quarter would still come in and we will still some in the fourth quarter. So you can estimate yourself about how much capacity more on fourth quarter based on the numbers I give to you.
John Vinh — Collins Stewart LLC — Analyst
Great. And one just additional clarification on the PC front. You kind of talked about notebooks. What is your exposure of notebooks versus netbooks in the PC space and also desktops as well?
Keh-Shew Lu — Diodes Incorporated — President, CEO
For us? We don’t really separate between notebook and netbook.
Mark King — Diodes Incorporated — SVP, Sales and Marketing
For about one quarter there was a big separation. (Overlapping speakers.) Then they’ve kind of blended again. In our view anyway.
Keh-Shew Lu — Diodes Incorporated — President, CEO
That’s right. Yes. And the reason is, our product goes to — LCD driver. There’s no difference between the notebook and the netbook. Okay? And for our USB and whatever — (Overlapping speakers.)
Mark King — Diodes Incorporated — SVP, Sales and Marketing
They use the same —
Keh-Shew Lu — Diodes Incorporated — President, CEO
That’s right. So it would be difficult — it doesn’t make sense for us to separate the netbook and notebook.
John Vinh — Collins Stewart LLC — Analyst
Great. Okay. Thank you very much.
Operator
Your next question comes from the line of Tristan Gerra with Robert W. Baird. Please proceed.

Scott Hurlman — Robert W. Baird & Co. — Analyst
Hi, this is Scott Hurlman, thanks for taking my questions and congratulations on a great quarter. My first question would be, can you give us utilization rates specifically at the Zetex fab? It sounds like you’re getting pretty close up to full utilization on those fabs. And what do you view as full utilization on your front end fabs? Is that going to be in the 85% to 90% range or is it going to be higher?
Keh-Shew Lu — Diodes Incorporated — President, CEO
Right now it’s probably at about 90%. Second quarter is about 90%. And we are getting up higher in the third quarter. Then if we need it, we’ll start to move some of the stuff to other foundry fabs. We do have that capability if our wafer fab is underloaded, we just load it ourselves. It is overloaded, then I can start to move some of the wafer out to somewhere else. Okay? And so we’ll continue to keep the fab loaded. You’re asking for OFAB So we’ll continue and we’ll keep OFAB loaded. OFAB started getting more capacity in third quarter. One bottleneck on equipment, I authorize instead of putting on the line in second quarter. In second quarter. So third quarter, they will have a notch up. And then after that, they will start to improve utilization in the fourth quarter. So, that’s why I say, our OFAB is almost there. One more notch up in third quarter, then it’s almost there.
Scott Hurlman — Robert W. Baird & Co. — Analyst
Okay
Keh-Shew Lu — Diodes Incorporated — President, CEO
Fabtech, like I said, we are there, but we have the capability to underload some of foundry business.
Scott Hurlman — Robert W. Baird & Co. — Analyst
Okay. So, right now it’s pretty full. Then you could just — you could fill it up in your own products if you have that need?
Keh-Shew Lu — Diodes Incorporated — President, CEO
That’s correct.
Scott Hurlman — Robert W. Baird & Co. — Analyst
Okay. And then I would be remiss if I didn’t look at your backend capacity was up 9% last quarter. Your revenue was up 9% last quarter. Your guidance for this quarter is up 6% to 10% for both backend capacity as well as the revenue guidance. How much of the revenue growth is driven by back end versus front end?
Keh-Shew Lu — Diodes Incorporated — President, CEO
I’m sorry. We don’t —
Mark King — Diodes Incorporated — SVP, Sales and Marketing
All of it’s driven by back end. Because we don’t really have — theoretically we have no — we might have a mix in the quarter at different times, we might have a slight mix problem. But we really don’t have a wafer shortage.
Scott Hurlman — Robert W. Baird & Co. — Analyst
Okay. But, I mean, should we expect your front end revenues to be going up that much as well when we’re just kind of thinking about it, or is it that capacity that 6% to 10%, are you using all of that for your own front end production or is some of that all being used for —

Keh-Shew Lu — Diodes Incorporated — President, CEO
Well, in the speech, I remember Mark, you said (overlapping speakers.)
Mark King — Diodes Incorporated — SVP, Sales and Marketing
Our foundry business dropped 24% last quarter.
Scott Hurlman — Robert W. Baird & Co. — Analyst
Okay
Keh-Shew Lu — Diodes Incorporated — President, CEO
Yes. So our revenue actually affected by that. That revenue actually is going down, because that’s outside. That’s the sale revenue.
Scott Hurlman — Robert W. Baird & Co. — Analyst
Okay. So your front end is using up more capacity of the back end than that 6% to 10% growth
Keh-Shew Lu — Diodes Incorporated — President, CEO
Yes, correct.
Scott Hurlman — Robert W. Baird & Co. — Analyst
And then on the standard logic business, can you kind of talk about the gross margin profile of that type of business? Is that — I understand it’s a big market opportunity. But is that going to be kind of in the 15% to 20% kind of gross margin or is that going to be more where you are now and what you’ve done in your analog business, taking your total business up above 35%?
Mark King — Diodes Incorporated — SVP, Sales and Marketing
It works right in our model. You know? It’s — it fits in perfectly with our model.
Keh-Shew Lu — Diodes Incorporated — President, CEO
I think you remember one thing I didn’t mention about. We have very cost effective packaging.
Scott Hurlman — Robert W. Baird & Co. — Analyst
Right.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Number two, the die cost is less than packaging costs. So this is going to — in line with our — strategy, our packaging incentive, our packaging related type of business. Not wafer fab. And so if we are able to do our model, we believe we are suitable to do this. And this is just right at our product strategy.
Scott Hurlman — Robert W. Baird & Co. — Analyst
Yes. Sounds like it’s right in your wheelhouse. Okay. And then two quick questions. Can you talk about what like for like pricing was in Q2 and maybe any expectations for Q3, and then also what are your lead times doing for your products that you’re producing totally, your own internal products where you’re making the front end and the back end?

Mark King — Diodes Incorporated — SVP, Sales and Marketing
I think ASPs were up slightly in the quarter.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Because of mix.
Mark King — Diodes Incorporated — SVP, Sales and Marketing
Because of mix. Okay. Again, we spent more time shifting our mix, and shifting our product than we did raising price.
Scott Hurlman — Robert W. Baird & Co. — Analyst
Okay.
Mark King — Diodes Incorporated — SVP, Sales and Marketing
So I don’t think — the price wasn’t an impact in our revenue. It would be mix, if anything. And the second question was?
Scott Hurlman — Robert W. Baird & Co. — Analyst
So I was trying to understand lead times. You talked about back ends —
Mark King — Diodes Incorporated — SVP, Sales and Marketing
I’m kind of a bad guy about lead times because I don’t really believe in lead times. I believe lead times are a decision. I would say that our lead times came in slightly, okay, on products that we really are focused on. And we are continuing to keep our lead times out on non-focused products, but we’re probably delivering them a little shorter now than we were three months ago.
Scott Hurlman — Robert W. Baird & Co. — Analyst
Okay
Keh-Shew Lu — Diodes Incorporated — President, CEO
Again, we will not let the lead time hurt our strategic products. So whatever strategic product we wanted, with our capacity, we can always support it and then squeeze on the standard product, non strategic product.
Mark King — Diodes Incorporated — SVP, Sales and Marketing
We adjust very often.
Scott Hurlman — Robert W. Baird & Co. — Analyst
And I guess one last quick one. What are your thoughts right now on industry back end capacity and how tight we are on that? Seems like that’s been loosening up slightly across the industry in Q3, early Q3, late Q2. Just what are your thoughts on that?
Keh-Shew Lu — Diodes Incorporated — President, CEO
Well, if the capacity could be a little bit loose, but it’s not all the packaging. All the packaging time is loose. Some of the standard product could be but still, a lot of packaging in the shortage, okay. But for us, this really — everybody talking about this but for us.

That is not really what we focus on. We focus on tech opportunity, changing the product mix. And shortening the lead time for the strategic product and getting the lead time a bit longer for the standard product.
Scott Hurlman — Robert W. Baird & Co. — Analyst
Okay. Very helpful. Thank you.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Thank you.
Operator
Your final question comes from the line of Joe Wittine with Longbow Research.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Hi, Joe.
Joe Wittine — Longbow Research — Analyst
Can you hear me okay?
Keh-Shew Lu — Diodes Incorporated — President, CEO
Yes.
Joe Wittine — Longbow Research — Analyst
Super. I’ll keep this quick since I slid in at the end here. Mark, you mentioned when you were speaking about the geographic segments, I guess, that inventories and distribution in Asia, you actually expect them to come down ahead. That’s kind of against the back drop of some investors concerned about inventories building in the supply chain. So I’m just hoping if you could expand upon that a little bit more, is it a seasonal move? Is it a fundamental issue where supply is just not able to catch up to demand? And then also what you expect distributor inventories in the western hemisphere to do as well for the next one to two quarters? Thanks.
Mark King — Diodes Incorporated — SVP, Sales and Marketing
I think probably the distributor inventory in the western hemisphere will probably go up a little bit over the next two quarters. But I think that they’ll go up to catch up to a higher POS rate. Okay? So I think they’ve been running behind where they’d comfortably like to be. Distributors went through a period where they didn’t want to have any parts. And then they went into a period where they wanted to do this, and do this. I think they’re getting back to more traditional models. They kind of — some of the big guys went to models of turns of nine times. And they used to operate at four times. I think they’ll kind of balance out at five to six times. So I think that it will settle in and product will start to catch up a little bit. But I think inventories are quite healthy.
So in Asia, our inventory always drops in the third quarter. Then it slowly but surely grows and grows a little bit in the fourth quarter, and a little bit more in the first quarter. Starts to even out again in the second quarter then goes down again in the third quarter. That’s kind of our pattern for years and years on. So, yes, we generally have trouble catching up completely with the demand in the third quarter. And we drain it a little bit and then it comes back a little bit in the fourth quarter.
Joe Wittine — Longbow Research — Analyst
Gotcha. Thanks for that. And then just a real quick follow-up. You guys were first to add, start to add back some capacity. It sounds like your commentary, you still think you’re a little bit ahead of the curve in adding capacity versus your peers. Is that a fair statement? What are you seeing as far as competitors adding back capacity, I guess, and especially in some of the areas you compete more heavily like MOSFETs? Thanks.

Mark King — Diodes Incorporated — SVP, Sales and Marketing
I still think there’s a tightness in packaging. I think we’ve been aggressive because we’re pretty comfortable with our long-term strategy and packaging is a major part of our strategy. Some of these guys haven’t produced, haven’t added much capacity for several years. Even before the downturn, every time there was any little bump in demand, there was a shortage of SOT23s and other things. I think maybe it will level out a little bit and create a little bit more room in the industry. But the units continue to grow on these packages. So I think that again, either we’re going to be able to capitalize and get a little bit more growth in third and fourth quarter by using this capacity or we just won’t have to invest a little bit as fast as next year. We could use a little room.
Keh-Shew Lu — Diodes Incorporated — President, CEO
But what the difference is, we do the packaging ourselves, so we can be aggressive to support our future growth. And a lot of our competitors, they actually do the subcon, and they will need to convince their subaccount people to invest for them. And typically, that would be difficult at the beginning, so we are able to do it right away before we need to spend another two or three quarter to convince them. And by the time they put it up, we already started, say hey, we can slow it down and, you know. So it’s difficult for them to do, to be aggressive to do. But for us, since we control ourselves, we don’t mind to put the money earlier to support the future growth.
Joe Wittine — Longbow Research — Analyst
Appreciate it, guys. Thanks.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Thank you.
Operator
At this time I’m showing no further questions. I would like to turn the call back over to Dr. Lu for any closing remarks.
Keh-Shew Lu — Diodes Incorporated — President, CEO
Well, thank you for your participation today. Operator, you may now disconnect.
Operator
Ladies and gentlemen, that concludes today’s conference. Thank you for your participation. You may now disconnect. Have a great day.